UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2006

LIBERTY MEDIA LLC

(Exact name of registrant as specified in its charter)

Delaware	001-16615	20-5272297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 5, 2006, an ad hoc committee of members of the board of directors of Liberty Media Corporation (the parent company of Liberty Media LLC and referred to as “Liberty”) consisting of outside directors (within the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder), on the recommendation of the full board of directors of Liberty, approved the payment to Gregory B. Maffei, the President and Chief Executive Officer of Liberty, a performance bonus of $1,000,000 (the “Performance Bonus”) on December 31, 2006, upon receipt of reasonable evidence of the satisfactory attainment of either of the following:

(i)                                     the operating cash flow of Liberty and its consolidated subsidiaries (defined as revenue less cost of sales, operating expenses and selling, general and administrative expenses (excluding stock compensation)) for the period of three quarters ending December 31, 2006, is greater than 105% of the operating cash flow for the period of three quarters ended December 31, 2005; or

(ii)                                  the closing sale price of Liberty’s Series A Common Stock (appropriately adjusted for stock splits, stock dividends (including, without limitation the issuance of Liberty’s Series A Interactive Common Stock and Series A Capital Common Stock on May 9, 2006), stock combinations and other events reasonably determined by the Incentive Plan Committee of Liberty’s board of directors to warrant an adjustment) on the New York Stock Exchange (or, if such stock is not traded on that exchange, on the principal U.S. securities exchange (including NASDAQ) on which such stock is traded) for any period of ten consecutive trading days during the period beginning April 1, 2006 and ending  December 31, 2006 is  greater than $8.5561, that being 105% of the average of the closing sale prices for the month of March 2006.

Item 7.01.  Regulation FD Disclosure

On July 26, 2006, Liberty, issued a press release announcing that it had entered into an agreement to acquire BUYSEASONS, Inc., the operator of BuyCostumes.com, an online retailer of children and adult costumes and accessories.

This Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Items 1.01 and 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2006

LIBERTY MEDIA LLC

By:	/s/ Christopher W. Shean
	Name:	Christopher W. Shean
	Title:	Senior Vice President
and Controller